Financial Assets at Fair Value Through Profit or Loss	6 Months Ended
Dec. 31, 2022
Financial assets at fair value through profit or loss [abstract]
Financial Assets at Fair Value Through Profit or Loss

Note 15 Financial Assets at Fair Value Through Profit or Loss

Classification of financial assets at fair value through profit or loss

The group classifies equity investments for which it has not elected to recognize fair value gains and losses through OCI as financial assets at fair value through profit or loss (FVPL).

Financial assets measured at FVPL include the following:

	December 31,	Restated June 30,
(in U.S. dollars)	2022	2022	2021
US unlisted equity securities	$16,490,271	$16,666,619	$—

On January 31, 2022, NOVONIX Limited entered into a Securities Purchase Agreement with KORE Power, Inc. (“KORE Power”) a U.S. based developer of battery cell technology for the clean energy industry, under which NOVONIX Limited acquired 3,333,333 shares of KORE Power Common Stock at an issue price of USD$7.50 per share, representing approximately 5% of the common equity of KORE Power. The consideration for the shares in KORE Power totaled USD$25 million (AUD $35,131,550) and was settled through a combination of 50% cash and 50% through the issue of 1,974,723 ordinary shares in NOVONIX Limited.

Amounts recognized in profit or loss

During the six twelve months ended June 30, 2022, a loss of $8,113,657, was recognized in the consolidated statement of profit or loss and other comprehensive income related to equity investments held at FVPL.

Fair value hierarchy

U.S. unlisted equity securities are classified as a Level 3 fair value in the fair value hierarchy as one or more of the significant inputs is not based on observable market data.

The following table presents the changes in level 3 instruments during the six months ended December 31, 20222 (in U.S. dollars):

Unlisted equity securities

Balance at July 1, 2022	$16,666,619
Changes during the period:
Exchange difference	(176,348)

Balance at December 31, 2022	$16,490,271

There were no transfers between levels 1, 2 or 3 for recurring fair value measurements during the year. The Group’s policy is to recognize transfers into and out of fair value hierarchy levels as at the end of the reporting period.

Valuation techniques using significant unobservable inputs – Level 3

This category includes assets where the valuation incorporates significant inputs that are not based on observable market data (unobservable inputs). Unobservable inputs are those not readily available in an active market due to market illiquidity or complexity of the product. These inputs are generally derived and extrapolated from observable inputs to match the risk profile of the financial instrument, and are calibrated against current market assumptions, historic transactions and economic models, where available.

The key assumptions used in the fair valuation of KORE Power at December 31, 2022, and June 30, 2022, include (but were not limited to indicators of value derived from actual share transactions that the Group is aware of, including significant capital raising undertaken by KORE Power in the period, foreign exchange rates, and market observable inputs based on an analysis of share price movements of listed peer companies in the battery technology sector.